NEWS (For Immediate Release)
----------------------------

Investor Relations Contact:
Ms. Dilek Mir
Managing Director
MCC Financial Services
Telephone (310) 453-4667 ext. 235

Trinity Learning Corporation To Present at the
EdgeWater Research Fall 2005 Small/Micro Cap
Conference in Lake Tahoe

Berkeley, California   October 5, 2005    Trinity Learning Corporation
(OTCBB: TTYL), a global learning company, announced today that Doug Cole, its Chief Executive Officer, will present at the upcoming EdgeWater Research Fall 2005 Small/Micro Cap Conference to be held in Lake Tahoe, Nevada. The Conference will be held at the Hyatt Regency Resort at Incline Village, Nevada.

Mr. Cole is expected to discuss Trinity Learning's strategy to create a leading brand in workplace learning, certification and other education and training segments. Mr. Cole is also expected to discuss the Company's recent asset purchase and integration of substantially all of the assets of Primedia Workplace Learning from Primedia, Inc., as well as Trinity Learning's growth strategy of acquisitions, internal business development and strategic alliances.

EdgeWater Research Partners, LLC is an independent micro cap equities research company representing the research of David Lavigne. EdgeWater follows a number of undiscovered small and micro cap stocks through both individual research and its monthly publication, The EdgeWater Micro Monthly. EdgeWater's research is distributed to its subscriber base, and is also available on a piece-by-piece basis. More information on Edgewater Research Partners and the Fall 2005 Conference is available at http://www.edgewaterresearch.com
--------------------------------

About Trinity Learning Corporation

Trinity Learning Corporation (OTCBB:TTYL) is a global learning company that is aggressively executing an acquisition-based growth strategy in the $2 trillion global education and training market. The Company currently provides workplace learning and certification services to 7,000 clients including governmental organizations and Fortune 1000 companies. With 300 employees and a 205,000 sq. foot state-of-the-art content production and distribution facility, Trinity Learning produces and delivers education and training content to organizations in growing vertical markets such as healthcare, homeland security, and industrial services. Trinity Learning is focused on the growing and highly fragmented workplace certification sector and by leveraging its size and expertise to new industry segments and geographic markets through additional acquisitions, internal growth, and strategic alliances. Trinity Learning is seeking to become an industry leader and one of the first global learning brands over the next five years.

For more information, visit www.trinitylearning.com and
                            -----------------------
www.trinityworkplacelearning.com
--------------------------------

Investor relations email: investors@trinitylearning.com
                          -----------------------------

-MORE--


Trinity Learning_Edgewater Research
October 5, 2005
Page 2 of 2



FORWARD LOOKING STATEMENTS   DISCLAIMER - RISKS

This press release contains forward-looking statements, including statements about the expected growth and development of Trinity Learning's business. Statements herein which are not statements of historical fact are forward- looking statements within the meaning of the Safe Harbor Provision
of the Private Securities Litigation Reform Act of 1995.   Such statements
are based on the current expectations and beliefs of the management of Trinity Learning Corporation and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements including, without limitation, the ability of the company to sustain customer interest in its core products. For a more detailed discussion of risk factors that affect our operating results, please refer to our SEC reports including our most recent reports on Form 10-KSB and Form 10-QSB.

                                  --END--